Supplement Dated June 10, 2021 to Your Prospectus Dated May 3, 2021

Talcott Resolution Life Insurance Company Separate Account Seven

Huntington PRM Series III

This supplement updates certain information in your prospectus for insurance products issued by Talcott Resolution Life Insurance Company

In Section 2. Fee Summary, the following changes are made:

The table reflecting the minimum and maximum expenses total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract for Huntington PRM Series III is deleted and replaced with the following:

Huntington PRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.41%	2.18%

The Example table for Huntington PRM Series III is deleted and replaced with the following:

(1)    If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,652	$3,134	$4,586	$8,264
(2)    If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$442	$2,043	$3,663	$7,764

(3)    If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$807	$2,438	$4,088	$8,264

This Supplement Should Be Retained With Your Prospectus for Future Reference

HV-7849